                                                                    Exhibit 10.7


                            STOCK PLEDGE AGREEMENT
                            ----------------------

     Stock Pledge Agreement made this ___ day of May, 2000, between Business Cards Tomorrow, Inc., a Florida corporation ("Secured Party"), and William A. Wilkerson ("Pledgor").

     WHEREAS, Pledgor is a joint and several obligor to Secured Party under the following agreements:

               Franchise Agreement dated as of February 28, 1996, among Pledgor, E.V. Antrim and Rosemary F. Antrim (collectively, "Antrim") and Secured Party (the "Franchise Agreement");

               $325,000 promissory note dated February 8, 1996, from Antrim and Pledgor to Secured Party;

               $108,008.51 promissory note dated March 11, 1996, from Antrim and Pledgor to Secured Party;

               $20,000 promissory note dated September 13, 1996, from Antrim, Pledgor and South Pacific Wholesale Printers, Inc., to the Company;

               $25,000 promissory note dated October 10, 1996, from Antrim and Pledgor to the Company; and

               $20,000 promissory note dated December 12, 1996, from Antrim and Pledgor to the Company (the promissory notes described in clauses (ii)
          - (vi) above are hereafter referred to each as a "Note" and collectively as the "Notes").

     WHEREAS, Pledgor is in default on his payment obligations under the Franchise Agreement and the Notes (collectively, the "Indebtedness"), and Secured Party has not yet exercised any of its remedies for any such default; and ;

     WHEREAS, Pledgor wishes to induce Secured Party to refrain temporarily from exercising its default remedies under the Franchise Agreement and the Notes by pledging 100,000 shares of the Common Stock of Secured Party's parent company, BCT International, Inc., a Delaware corporation ("BCTI") as collateral for the Indebtedness, and Secured Party is agreeable to same.

     NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree that the foregoing recitals are true and correct and further agree as follows:

     SECTION 1.  Pledge
                 ------

          A. In order to induce Secured Party to refrain from exercising its default remedies under the Franchise Agreement and the Notes until on or after July 1, 2000, and to secure the timely payment to Secured Party of all amounts due thereunder when and as due, Pledgor has delivered to Secured Party certificates representing 100,000 shares of BCTI's issued and outstanding common stock (the "Pledged Shares"), and in connection therewith Pledgor has executed and delivered stock powers in blank attached to the certificates. The Pledged Shares shall be deemed to be pledged hereunder by the Pledgor for the benefit of Secured Party.

          B. Pledgor shall pay when due all taxes, assessments, charges or liens against the Pledged Shares. On the failure of Pledgor to do so, Secured Party at its option may pay any of such taxes, assessments, charges or liens and add the cost thereof to the outstanding balance of the Notes.

          C. Pledgor shall in no way create or permit the creation of any pledge, lien or other encumbrance on the Pledged Shares and shall not sell, assign or otherwise dispose of the Pledged Shares during the term of this Agreement. Any such sale, assignment, pledge or disposition shall not affect the pledge of the Pledged Shares hereunder.

          D. Except as specifically set forth in this Agreement, Pledgor shall retain all rights, including voting rights, with respect to the Pledged Shares for so long as they are registered in Pledgor's name.

          E. The Pledged Shares shall be held by the Secured Party as aforesaid unless and until whichever of the following events shall first occur:
(i) disposition of the Pledged Shares as described in Section 4 hereof; or (ii) the termination of this Agreement in accordance with Section 8 hereof.

          F. This Agreement shall constitute a security agreement under the Uniform Commercial Code. Pledgor covenants to join with Secured Party in the execution of any financing statements and to execute any other instruments that may reasonably be required by Secured Party hereafter for the perfection or renewal under the Uniform Commercial Code or any other applicable law of the security interest granted hereunder.

     SECTION 2. Pledgor's Representations and Warranties
                ----------------------------------------

          Pledgor represents and warrants to Secured Party:

          A. That Pledgor has good and marketable title to the Pledged Shares, sole and absolute ownership beneficially and of record thereof, free and clear of all liens and encumbrances, and the Pledged Shares are not subject to any adverse claim by any other party;

          B. That Pledgor has full power, authority and legal right to enter into, perform and observe the terms and provisions of this Agreement and that the pledge of the Pledged Shares contained herein is not in violation of law or any agreement, undertaking or obligation of Pledgor; and

          C. That there is no action or proceeding threatened or pending which, in any way, might adversely affect (i) the rights of Secured Party under this Agreement, (ii) Pledgor's ability to perform his obligations hereunder, or
(iii) Pledgor's title to the Pledged Shares.

     SECTION 3. Default
                -------

          Default under this Agreement shall occur on the happening of any one or more of the following events (each a "Default"):

          A. A material breach by Pledgor of any of the terms or provisions of this Agreement or the Franchise Agreement other than for the payment of money which is not cured by the later of July 1, 2000, or 30 days after notice from Secured Party;

          B. The occurrence of a default under any of the Notes or a provision of the Franchise Agreement requiring the payment of money which is not cured by the later of July 1, 2000, or within 10 days after notice from Secured Party;

          C. Levy of any attachment, execution or other process against any of the Pledged Shares;

          D. Pledgor shall (i) apply for or consent to the appointment of a receiver, trustee or liquidator of himself or of his property, (ii) be unable, or admit in writing his inability, to pay his debts as they mature, (iii) make a general assignment for the benefit of creditors, (iv) be adjudicated a bankrupt or insolvent, or (v) file a voluntary petition in bankruptcy or a petition or answer seeking reorganization or an arrangement with creditors or to take advantage of any insolvency law or file an answer admitting the material allegations of a petition filed against him in any bankruptcy, reorganization or insolvency proceeding; or

          E. Any representation or warranty made by Pledgor herein, or in any certificate or other document furnished to Secured Party in connection with this Agreement, shall prove to have been incorrect or shall be breached in any material respect.

     SECTION 4.  Remedies
                 --------

          In consideration of the pledge of the Pledged Shares set forth herein, Secured Party agrees that it will not exercise any of its default remedies under the Franchise Agreement or the Notes until on or after July 1, 2000. On the happening of any Default hereunder, Secured Party shall have all of the rights of a secured party under the Uniform Commercial Code, including, but not limited to, the right to sell, assign, encumber or otherwise dispose of the Pledged Shares; provided, however, that Secured Party shall give Pledgor written notice of its intention to sell Pledged Shares at least 10 days before any such sale. The proceeds of any such disposition shall then be applied by Secured Party to pay any expense it may incur directly or indirectly in connection with the exercise of its rights hereunder (including, but not limited to, attorneys' fees, taxes, assessments, charges or liens against the Pledged Shares paid by Secured Party), and to pay principal of, interest on and any other charges in connection with the Indebtedness, all in such order and manner as Secured Party in its discretion may determine. Any balance of the proceeds of the Pledged Shares remaining after payment in full of all expenses of Secured Party as aforesaid, and payment in full of all principal of, interest on and any other charges in connection with the Indebtedness, shall be paid to Pledgor, and the receipt by Pledgor of the amounts so paid shall constitute a full and complete discharge of Secured Party of any further responsibility with respect to the Pledged Shares or otherwise under this Agreement. Unless there is a Default hereunder, Secured Party shall have no right to sell, assign, encumber or otherwise dispose of the Pledged Shares.

     SECTION 5.  Waiver by Pledgor
                 -----------------

          Pledgor hereby waives any right to require Secured Party to proceed against Antrim or any other person whomsoever, to proceed against or exhaust any other collateral or any other security held by Secured Party, or to pursue any other remedy available to Secured Party.

     SECTION 6.  No Waiver by Secured Party
                 --------------------------

          Rights, powers, and remedies given to Secured Party by this Agreement shall be in addition to all rights, powers and remedies given to Secured Party by virtue of the Uniform Commercial Code or any other law of the State of Florida. Any forbearance, failure or delay by Secured Party in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy and shall not preclude the further exercise thereof. Every right, power and remedy of Secured Party shall continue in full force and effect until such right, power or remedy is specifically waived by an instrument in writing executed by Secured Party.

     SECTION 7.  Notices and Demands
                 -------------------

          Secured Party shall be under no duty or obligation whatsoever to make or give to Pledgor any presentment, demand for performance, notice of nonperformance, protest, or notice of dishonor in connection with the Notes; provided, however, that Secured Party shall provide Pledgor with written notice of any non-monetary breach or default under this Agreement or the Franchise Agreement.


     SECTION 8.  Term of Agreement
                 -----------------

          This Agreement shall remain in force until the Notes are paid in full, with interest and other charges as required, and all past due amounts owed under the Franchise Agreement are paid in full. Upon such full payment of the Notes and the Franchise Agreement, Secured Party shall immediately redeliver the Pledged Shares to Pledgor in the form requested by Pledgor.

     SECTION 9.  General
                 -------

          A. Any amendment to this Agreement shall be in writing and executed by all parties.

          B. This Agreement shall be governed by and construed in accordance with the Laws of the State of Florida.

          C. This Agreement shall bind and inure to the benefit of the parties, their legal representatives, successors and assigns.

          D. With respect to the Pledged Shares, this Agreement represents the entire agreement between the parties.

          E. In the event of litigation arising hereunder, the prevailing party shall be entitled to recover from the non-prevailing party its reasonable attorneys' fees and expenses incurred in connection therewith at all levels including before the filing of suit.

          F. The parties agree to cooperate in good faith, provide such notices and execute and deliver such documents and take such other action as may be reasonably required to ensure compliance with all securities laws applicable to the pledge and/or disposition of the Pledged Shares.

          IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

                    Secured Party
                    BUSINESS CARDS TOMORROW INTERNATIONAL, INC.


                    By:______________________________________

                    Pledgor

                    ________________________________________
                         William A. Wilkerson